United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2016

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The following is a summary of assets under management as of November 30, 2016 of Diamond Hill Capital Management, Inc., a wholly owned subsidiary of Diamond Hill Investment Group, Inc. (in millions):

By Investment Vehicle
Proprietary funds	$13,454
Sub-advised funds	1,448
Institutional accounts	4,349
Total	$19,251

By Investment Strategy
Small Cap	$1,877
Small-Mid Cap	3,303
Large Cap	8,456
Select (All Cap)	416
Long-Short	4,588
Corporate bonds	560
Core fixed income	228
(Less: Investments in affiliated funds)	(177)
Total	$19,251

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	December 2, 2016	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer